UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 14, 2021

Big Cypress Acquisition Corp.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39871	85-3899721
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

300 W. 41st Street, Suite 202

Miami Beach, FL 33140
(Address of Principal Executive Offices) (Zip Code)

(305) 204-3338

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Common Stock and one half of one redeemable warrant	BCYPU	The Nasdaq Stock Market LLC
Common Stock, par value $0.0001 per share	BCYP	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant exercisable for one share of Common Stock at an exercise price of $11.50	BCYPW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 3.02. Unregistered Sales of Equity Securities.

The information provided in Item 8.01 of this Form 8-K is incorporated by reference into this Item 3.02.

Item 8.01. Other Events.

On January 14, 2021, Big Cypress Acquisition Corp. (the “Company”) consummated its initial public offering of 11,500,000 of its units (“Units”), which includes the exercise in full of the underwriters’ option to purchase additional units (“IPO”). Each Unit consists of one share of common stock, $0.0001 par value per share (“Common Stock”), and one half of one redeemable warrant (“Warrant”), with each whole Warrant entitling the holder to purchase one share of Common Stock at a price of $11.50 per share. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $115,000,000.

Simultaneously with the consummation of the IPO, the Company consummated the private placement (“Private Placement”) of an aggregate of 417,200 units (“Private Units”), with each unit consisting of one share of Common Stock and one half of one warrant (the “Private Warrants”), at a price of $10.00 per Private Unit, generating total proceeds of $4,172,000. The Private Units are identical to the Units sold in the IPO, except that the underlying warrants are non-redeemable and may be exercised on a cashless basis, in each case so long as they continue to be held by the Big Cypress Holdings LLC (“Sponsor”) or its permitted transferees. The Sponsor has agreed not to transfer, assign or sell any of the Private Units purchased in the Private Placement (and the securities underlying the Private Units), except to certain permitted transferees, until 30 days after the consummation of the Company’s initial business combination.

An audited balance sheet as of January 14, 2021 reflecting receipt of the proceeds received by the Company in connection with the consummation of the IPO and, the Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K. A copy of the press release issued by the Company announcing the consummation of the IPO and Private Placement is included as Exhibit 99.2 to this Current Report on Form 8-K

Item 9.01. Financial Statement and Exhibits.

(d)	Exhibits:

Exhibit	Description

99.1	Audited Balance Sheet.
99.2	Press Release.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 21, 2021

Big Cypress Acquisition Corp.

By:	/s/ Samuel J. Reich
Name:	Samuel J. Reich
Title:	Chief Executive Officer